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    As filed with the Securities and Exchange Commission on December 2, 1998



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 31, 1998



                            FIRST CHARTER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                 0-15829                      56-1355866
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(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)


           22 Union Street, North, Concord, North Carolina 28026-0228
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        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
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              (Registrant's telephone number, including area code)


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ITEM 5 OTHER EVENTS.


         First Charter Corporation announces its financial results for the first month of combined operations after its merger with HFNC Financial Corp. ("HFNC"). As previously reported, the merger was consummated on September 30, 1998, and was accounted for as a pooling-of-interests. Accordingly, all prior period's financial information has been restated to combine the accounts of HFNC with those of First Charter Corporation. In the opinion of management, the following unaudited financial information for the one month ended October 31, 1998 and 1997 contains all adjustments (which consists of normal recurring accruals) necessary to present such information in accordance with generally accepted accounting principles.

                                               For the One Month Ended
(Dollars in thousands, unaudited)          October 31, 1998   October 31, 1997
                                           ----------------   ----------------

Interest income .........................        $11,590            $10,560
Interest expense ........................          6,080              5,422
                                                 -------            -------
Net interest income .....................          5,510              5,138
Provision for loan losses ...............            154                146
                                                 -------            -------
Net interest income after provision
        for loan losses .................          5,356              4,992
                                                 -------            -------
Noninterest income ......................            912                939
Noninterest expense .....................          3,249              3,645
Income tax expense ......................          1,100                789
                                                 -------            -------
Net income ..............................        $ 1,919            $ 1,497
                                                 =======            =======



ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

         Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       FIRST CHARTER CORPORATION


                       By: /s/ Lawrence M. Kimbrough
                           ---------------------------------------
                           Lawrence M. Kimbrough
                           President and Chief Executive Officer


Dated December 2, 1998